EXHIBIT 10.3
NEUROCRINE BIOSCIENCES, INC.
2003 INCENTIVE STOCK PLAN
Restricted Stock Unit Agreement
Grant Notice
     Neurocrine Biosciences, Inc. (the “Company”) hereby grants you, [                    ] (the “Employee”), an award of Restricted Stock Units (“RSUs”) under the Company’s 2003 Incentive Stock Plan, as amended (the “Plan”), the terms of which are hereby incorporated by reference. The date of this Restricted Stock Unit Agreement, which includes Appendix A attached hereto and incorporated herein (the “Agreement”), is September 26, 2006 (the “Effective Date”). Subject to the remaining terms of this Agreement and of the Plan, the principal features of this award are as follows:
Number of RSUs:
Vesting of RSUs: The RSUs will vest according to the following schedule:
So long as you remain in Continuous Status as an Employee or Consultant through each such date, 1/3rd of the RSUs shall vest on each of the thirteen (13), twenty-four (24) and thirty-six (36) month anniversaries of the Effective Date, so that the RSUs will become fully vested on the thirty-six (36) month anniversary of the Effective Date (the “Vesting Schedule”). The RSUs are also subject to the vesting conditions set forth in paragraph 4 of the attached Appendix A.
Unless otherwise defined herein or in Appendix A, capitalized terms herein or in Appendix A shall have the defined meanings ascribed to them in the Plan.
Your signature below indicates your agreement and understanding that this award is subject to all of the terms and conditions contained in this Agreement (including Appendix A) and the Plan. For example, important additional information on vesting and forfeiture of the RSUs is contained in Paragraphs 4 through 6 of Appendix A. PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AGREEMENT.

NEUROCRINE BIOSCIENCES, INC.	EMPLOYEE

Tim Coughlin	[NAME]
Address:

VP and CFO

Date: 9/26/06	Date:

APPENDIX A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS
     1. Grant. The Company hereby grants to the Employee under the Plan an award of that number of RSUs set forth on the first page of this Agreement, subject to all of the terms and conditions in this Agreement and the Plan.
     2. Plan Governs. The RSUs are issued pursuant to, and the terms of this Agreement are subject to, all terms and provisions of the Plan, including without limitation Section 15 of the Plan. Except as provided in paragraph 4(b) below, in the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
     3. Company’s Obligation to Pay. Each RSU has a value equal to the fair market value of a share of Common Stock on the date the shares subject thereto are distributed. Unless and until the RSUs will have vested in the manner set forth in paragraphs 4 and 5, the Employee will have no right to payment of any such RSUs. Prior to actual payment of any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or fiduciary relationship between Employee and the Company or any other person.
     4. Vesting.
     (a) Subject to paragraph 5, the RSUs awarded by this Agreement will vest in the Employee according to the Vesting Schedule set forth on the first page of this Agreement, subject to the Employee’s remaining in Continuous Status as an Employee or Consultant through such vesting periods or dates.
     (b) Notwithstanding anything to the contrary set forth in the Plan, the vesting of the RSUs awarded by this Agreement shall not accelerate in accordance with Section 9(d) of the Plan in connection with a termination of Employee’s Continuous Status as an Employee as a result of Employee’s retirement from the Company.
     (c) In the event of a Change in Control of the Company approved by the majority of the members of the Board on the Board prior to the commencement of such Change in Control, the RSUs shall be assumed or an equivalent award or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation; provided, however, in the event that within one year of the date of the completion of the Change in Control, the successor corporation or a Parent or Subsidiary of the successor corporation terminates the Employee without Cause, the RSUs shall become immediately fully vested. In the event that the successor corporation refuses to assume or substitute the RSUs, the RSUs shall become immediately fully vested and the shares subject to the RSUs shall be issued to Employee immediately prior to the Change in Control, provided that such transaction also qualifies as a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, in each case for purposes of Section 409A(a)(2)(A)(v) of the Internal Revenue Code and the regulations and other guidance thereunder (“Section 409A Change of Control”).
     (d) In the event of a Change in Control which is not approved by the majority of the members of the Board on the Board prior to the commencement of a Change in Control, the RSUs shall immediately fully vest. In the event that the successor corporation refuses to assume or substitute the RSUs, the shares subject to the RSUs shall be issued to Employee immediately prior to the Change in Control , provided that such transaction also qualifies as a Section 409A Change of Control.
     (e) The RSUs shall be considered assumed if, following the Change in Control, the RSUs confer the right to receive, for each Share of Common Stock subject to the RSUs immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be issued pursuant to the RSUs, for each Share of Common Stock subject to the RSUs, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
     5. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement, if the Employee terminates Continuous Status as an Employee or Consultant for any or no reason, the then-unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company and the Employee shall have no further rights thereunder. To the extent not already paid, RSUs that vest in accordance with the Vesting Schedule shall be paid following the Employee’s termination of Continuous Status as an Employee or Consultant in accordance with paragraph 6 or 8 below, as applicable.

     6. Issuance after Vesting. If Employee does not elect to defer his or her distribution of the shares subject to the RSUs in accordance with paragraph 8 below, shares of Common Stock subject to any RSUs that vest in accordance with the Vesting Schedule will be issued to the Employee (or in the event of the Employee’s death, to his or her estate) in whole shares of Common Stock on each of the thirteen (13), twenty-four (24) and thirty-six (36) month anniversaries of the Effective Date (each a “Vesting Distribution Date”), in each case not later than ten (10) days following each Vesting Distribution Date, with respect to shares of Common Stock subject to those RSUs that have vested on each such date.
     7. Tax Withholding. On or before the time Employee receives a distribution of shares of Common Stock pursuant to the RSUs, or at any time thereafter as requested by the Company, the Employee must make adequate provision, as determined by the Company, for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or a Subsidiary, if any, which arise in connection with the vesting and/or issuance of the shares subject to the RSUs. Unless the tax withholding obligations of the Company and/or any Subsidiary are satisfied, the Company shall have no obligation to issue the shares of Common Stock subject to the RSU. If the Employee does not satisfy the tax withholding obligations of the Company and/or any Subsidiary within thirty (30) days following receipt of notice from the Company, then the RSU will automatically terminate and the Employee will not be issued any shares pursuant to the RSU.
     8. Deferral Election.
     (a) Election Whether to Defer Distribution of RSU Shares. Each Employee must elect whether to defer his or her distribution of the RSU shares to a date following the Vesting Distribution Date in accordance with paragraph 8(b) or 8(c) below, as applicable. Employees who are not eligible to participate in the Amended and Restated Neurocrine Biosciences, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), as amended, must make an election pursuant to paragraph 8(b) below. Employees who are eligible to participate in the Deferred Compensation Plan (“Selected Employees”) must make an election pursuant to paragraph 8(c) below. If an Employee does not make a valid, timely election pursuant to paragraph 8(b) or 8(c) below, as applicable, the Employee will be deemed to have affirmatively elected not to defer his or her distribution of the RSU shares, and the shares will be delivered to Employee in accordance with paragraph 6.
     (b) Standard Deferral Election. Employees who are not Selected Employees must make an election whether to defer receipt of the RSU shares pursuant to the terms and conditions of the Standard Deferral Election Agreement attached hereto as Exhibit A. Subject to a valid deferral election made within thirty (30) days following the Effective Date, the Employee may elect to defer the timing of the receipt of shares under this Agreement and have such shares issued at a later date pursuant to the terms and conditions of the Standard Deferral Election Agreement. Such deferral elections must also comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the related Treasury Regulations or other guidance issued thereunder.
     (c) Deferral Election Under Deferred Compensation Plan by Selected Employees. Selected Employees must make an election whether to defer receipt of the RSU shares pursuant to the terms and conditions of the Deferred Compensation Plan Deferral Election Agreement attached hereto as Exhibit B. Subject to a valid deferral election made within thirty (30) days following the Effective Date, Selected Employees may elect to defer the timing of the receipt of the shares under this Agreement and have such shares issued at a later date pursuant to the terms and conditions of the Deferred Compensation Plan and the Deferred Compensation Plan Deferral Election Agreement. Such deferral elections must also comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the related Treasury Regulations or other guidance issued thereunder. To make a valid deferral election pursuant to this paragraph 8(c), Employee must also complete a Deferred Compensation Plan Beneficiary Designation form, in substantially the form attached hereto as Exhibit C.
     (d) Deferred Distribution Date. The date upon which the shares of Common Stock are scheduled to be delivered pursuant to any deferral election made under this paragraph 8 is the “Deferred Distribution Date.” Shares of Common Stock subject to any RSUs that are subject to any deferral election made under this paragraph 8 will be issued to the Employee (or in the event of the Employee’s death, to his or her estate) in whole shares of Common Stock in each case not later than ten (10) days following the Deferred Distribution Date
     9. Delay in Issuance of Shares. Notwithstanding anything to the contrary set forth herein, if the Company determines that the Employee’s sale of shares of Common Stock on the date the shares subject to the RSUs are scheduled to be delivered, whether on the Vesting Distribution Date or a Deferred Distribution Date selected pursuant to paragraph 8 above (in either case, the “Original Distribution Date”) would violate its policy regarding insider trading of the Company’s stock, as determined by the Company in accordance with such policy, then such shares shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable on or after the earliest date on which the Employee could sell such shares pursuant to such policy; provided, however, that in no event shall the delivery of the shares be delayed pursuant to this provision beyond the later of: (1) December 31st of the same calendar year of the Original Distribution Date, or (2) the 15th day of the third calendar month following the Original Distribution Date.

     10. Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee will have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock deliverable hereunder unless and until certificates representing such shares of Common Stock will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee.
     11. No Effect on Employment. This Agreement is not an employment contract, and nothing herein shall be deemed to create in any way whatsoever any obligation on the Employee’s part to continue in the employ of the Company, or of the Company to continue the Employee’s employment with the Company. The Employee’s employment with the Company is on an at will basis only. The Company will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause.
     12. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at its principal place of business (attention: General Counsel), or at such other address as the Company may hereafter designate in writing. Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to the Employee, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Employee at the address specified on the first page of this Agreement or at such other address as the Employee may hereafter designate by written notice to the Company.
     13. Transferability. Unless determined otherwise by the Board, this grant and the rights and privileges conferred hereby, including without limitation the shares of Common Stock issuable following the vesting of the RSUs, will not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until, with respect to whole shares of Common Stock issuable following the vesting of the RSUs, such shares are issued pursuant to paragraph 6 or 8 above. Upon any attempt to sell, pledge, assign, hypothecate, transfer, or dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     14. Binding Agreement. Subject to the limitations on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     15. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition to the issuance of shares of Common Stock to the Employee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     16. Committee Authority. The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan and this Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Employee, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     18. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
     19. Amendment. The Committee may amend, terminate or revoke this Agreement in any respect to the extent determined necessary or desirable by the Committee in its discretion to comply with the requirements of Section 409A of the Code and the Treasury Regulations or other guidance issued thereunder. Employee expressly understands and agrees that no additional consent of Employee shall be required in connection with such amendment, termination or revocation.

EXHIBIT A
Standard Deferral Election Agreement
Please complete this Standard Deferral Election Agreement (“Election Agreement”) and return a signed copy to Steve Zug no later than the thirtieth (30th) day following the Effective Date as indicated on your Restricted Stock Unit Agreement.
I.	Deferral Election (check one)

Election to Defer:
___	Employee hereby irrevocably elects to defer receipt of the shares of Common Stock associated with the RSUs provided for in the Grant Notice and Appendix A thereto, to which this Exhibit A is attached, until the fifth anniversary of the Effective Date.
Decline:
___	Employee hereby irrevocably elects not to defer receipt of the shares of Common Stock associated with the RSUs provided for in the Grant Notice and Appendix A thereto, to which this Exhibit A is attached (shares will be issued to Employee as the RSU award vests in accordance with the Restricted Stock Unit Agreement).
II.	Terms and Conditions of Deferral Election
If Employee elects to defer receipt of the shares subject to the RSU pursuant to this Election Agreement, by signing this Election Agreement, Employee hereby acknowledges his or her understanding and acceptance of each of the following:
1.	Acceleration of Issuance of Shares Upon Termination of Continuous Status as an Employee or Consultant. In the event of Employee’s termination of Continuous Status as an Employee or Consultant prior to the fifth anniversary of the Effective Date that qualifies as a “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i) and the regulations and other guidance promulgated thereunder, then any vested shares of Common Stock subject to the RSUs shall instead be delivered to Employee on the date of his or her termination of Continuous Status as an Employee or Consultant.

2.	Acceleration of Issuance of Shares Upon Change in Control. Notwithstanding Employee’s deferral election pursuant to this Election Agreement, in the event that a successor corporation refuses to assume or substitute the RSUs in connection with a Change in Control, the shares subject to the RSUs shall instead be issued to Employee immediately prior to the Change in Control to the extent provided in paragraph 4 of the Appendix.

3.	Delay in Distribution for Specified Employees. Notwithstanding anything to the contrary set forth herein, if at the time the shares of Common Stock would otherwise be issued to Employee as a result of termination of Continuous Status as an Employee or Consultant, Employee is subject to the distribution limitations contained in Section 409A of the Code applicable to “specified employees,” share issuances resulting from a termination of Continuous Status as an Employee or Consultant shall not be made before the date which is six (6) months following the date of termination of Continuous Status as an Employee or Consultant, or, if earlier, the date of Employee’s death that occurs within such six (6) month period.

4.	Delay in Distribution for Insiders. Notwithstanding the foregoing election, as described in paragraph 9 of the Appendix to the RSU Agreement, the distribution of shares may be delayed if the Company determines that Employee’s sale of the shares on such date would violate the Company’s policy regarding insider trading of the Company’s stock, as determined by the Company in accordance with such policy.

5.	Effective Election. In order for the foregoing deferral election to become effective, this Election Agreement must be submitted by Employee to Steve Zug on or before thirty (30) days following the Effective Date of the RSUs.

6.	Withholding. The Company shall require that Employee make adequate provision for any federal, state, or local tax required by law to be withheld prior to the issuance of the shares of Common Stock.

7.	Nonassignable. Employee’s rights and interests under this Election Agreement may not be assigned, pledged, or transferred.

8.	Termination of this Election Agreement. The Company reserves the right to terminate this Election Agreement at any time. In such case, any vested shares of Common Stock granted to Employee pursuant to the Restricted Stock Unit Agreement may be issued to Employee immediately, to the extent permitted by Section 409A of the Code and the regulations and other guidance promulgated thereunder.

9.	Bookkeeping Account. The Company will establish a bookkeeping account to reflect the number of shares of Common Stock that Employee may acquire pursuant to the RSUs and the fair market value of such shares of Common Stock that are subject to this Election Agreement.

10.	Governing Law. This Election Agreement shall be construed and administered according to the internal laws of the State of California, without regard to its conflicts of laws principles.

III.	Authorization and Signature
By completing and executing this Election Agreement, Employee authorizes the Company to defer or not defer, as applicable, the issuance of the shares subject to the RSU award. Employee acknowledges that the Company has not made any representations concerning future performance of the Company’s Common Stock. Further, Employee has not relied upon advice from the Company in making Employee’s election. By executing this Election Agreement, the Employee hereby acknowledges his or her understanding of and agreement with all the terms and provisions set forth herein.

Employee	Neurocrine Biosciences, Inc.

By:

Name:

Title:

Date:	Date:

EXHIBIT B
Deferred Compensation Plan Deferral Election Agreement (RSU Awards)
Please complete this Deferred Compensation Plan Deferral Election Agreement (“Election Agreement”) and return a signed copy to Steve Zug no later than the thirtieth (30th) day following the Effective Date as indicated on your Restricted Stock Unit Agreement (“RSU Agreement”).
Defined terms not explicitly defined in this Election Agreement but defined in the Company’s 2003 Incentive Stock Plan (“Plan”), the Company’s Amended and Restated Nonqualified Deferred Compensation Plan (“Deferred Compensation Plan”), or your RSU Agreement shall have the same definitions as in such documents.
I.	Deferral Election (check one)

Election to Defer:
___	Employee hereby irrevocably elects to defer receipt of the shares of Common Stock associated with the RSUs provided for in the Grant Notice and Appendix A thereto, to which this Exhibit B is attached, in accordance with the terms of the Deferred Compensation Plan.
Decline:
___	Employee hereby irrevocably elects not to defer receipt of the shares of Common Stock associated with the RSUs provided for in the Grant Notice and Appendix A thereto, to which this Exhibit B is attached (shares will be issued to Employee as the RSU award vests in accordance with the RSU Agreement).
If Employee elects above to defer receipt of the shares subject to the RSUs, Employee must complete Deferral Alternative #1 (Termination of Service). Selecting Deferral Alternative #2 is optional. If Employee selects Deferral Alternative #2, Employee must also complete the applicable portion that follows such selection.
All Employees Who Elect To Defer Receipt Of Their RSUs Must Complete This Section
Deferral Alternative #1 (Termination of Service):
☐	Employee elects to receive the vested shares of Common Stock associated with the RSUs upon his or her termination of service.
PLEASE NOTE: The above election will apply in the event of Employee’s termination of service for any reason, including due to Employee’s Death, Disability or Retirement. The shares subject to the RSUs will be issued in a single lump sum upon termination of service. However, for termination of service distributions Employee may (but is not required to) instead elect annual installment distribution of the shares, as follows:
☐	Employee elects to receive the vested shares of Common Stock associated with the RSUs upon his or her termination of service in substantially equal annual installments as follows:
☐	annual installments (elect 2-15)

PLEASE NOTE: The above election to receive a distribution of shares in annual installments instead of a lump sum will only apply if the number of shares subject to each annual installment is at least 2,500 shares. If the number of shares to be distributed pursuant to any annual installment would be less than 2,500 shares, the shares subject to the RSUs will be issued in a single lump sum upon termination of service.

Completion Of This Section Is Optional
Deferral Alternative #2: (Specified Date(S) — Check boxes that apply)

☐	Employee elects to receive the vested shares of Common Stock associated with the RSUs on the following specified dates (must be year 2013 or later) for the following number of shares:

	A.	☐

			Number of shares	Month	Day	Year
	B.	☐

			Number of shares	Month	Day	Year
	C.	☐

			Number of shares	Month	Day	Year
	D.	☐

			Number of shares	Month	Day	Year
PLEASE NOTE: If Employee’s Retirement, Death, Disability, or Termination of Employment occurs before the elected specified date(s), the shares will not be issued to Employee on the specified date(s) elected above, but will instead be issued to Employee in accordance with Employee’s deferral election under Alternative #1 (Termination of Service). Employee may elect up to four separate specified dates, and may not elect that fewer than 5,000 shares be issued to Employee on any specified date.
II. Election Conditions
The following conditions apply to the foregoing deferral election:
1.	Employee may elect a Deferred Distribution Date that occurs after the date of vesting of the RSUs. The “Deferred Distribution Date” is the date as of which Employee will receive the shares of vested Common Stock associated with the RSUs that Employee elects to defer. Unless Employee timely elects otherwise on this Election Agreement, such shares will be issued to Employee on or about the date or dates upon which they vest as indicated in the RSU Agreement. Notwithstanding the foregoing, as described in paragraph 9 of the Appendix to the RSU Agreement, the distribution of such shares may be delayed if the Company determines that Employee’s sale of the shares on such date would violate the Company’s policy regarding insider trading of the Company’s stock, as determined by the Company in accordance with such policy.

2.	Employee may elect as the Deferred Distribution Date a termination of Employee’s service that qualifies as a “separation from service” for purposes of Section 409A of the Code.

3.	As an alternative to 2 above, Employee may elect up to four different specified dates as Deferred Distribution Dates. However, if prior to such Deferred Distribution Date, there is a termination of Employee’s service with the Company that is a “separation from service” for purposes of Section 409A of the Code, Employee will receive all shares of vested Common Stock associated with the RSUs in accordance with Employee’s election under Deferral Alternative #1, notwithstanding any deferral election Employee makes on this Election Agreement under Alternative #2 to receive shares on a specified date.

4.	If no Deferred Distribution Date is elected, then the issuance of vested Common Stock will occur upon or about the vesting date(s) as indicated in the RSU Agreement.

5.	Notwithstanding anything to the contrary set forth herein, if at the time the shares of Common Stock would otherwise be issued to Employee as a result of termination of service, Employee is subject to the distribution limitations contained in Section 409A of the Code applicable to “specified employees,” share issuances resulting from a termination of service shall not be made before the date which is six (6) months following the date of termination of Employee’s service, or, if earlier, the date of Employee’s death that occurs within such six (6) month period.

6.	Notwithstanding anything to the contrary that may be set forth in Section 4.6 of the Deferred Compensation Plan, and notwithstanding Employee’s deferral election pursuant to this Election Agreement, in the event that a successor corporation refuses to assume or substitute the RSUs in connection with a Change in Control (as defined in the 2003 Incentive Stock Plan), the shares subject to the RSUs shall instead be issued to Employee immediately prior to the Change in Control to the extent provided in paragraph 4 of the Appendix.
III. Acknowledgement
Employee further acknowledges and agrees as follows:
1.	In order for the foregoing deferral election to become effective, this Election Agreement must be submitted by Employee to Steve Zug on or before thirty (30) days following the Effective Date of the RSUs.

2.	The Company shall require that Employee make adequate provision for any federal, state, or local tax required by law to be withheld prior to the issuance of the shares of Common Stock.

3.	Employee’s rights and interests under this Election Agreement may not be assigned, pledged, or transferred.

4.	The Company reserves the right to terminate this Election Agreement at any time. In such case, any vested shares of Common Stock granted to Employee pursuant to the RSU Agreement may be issued to Employee immediately, to the extent permitted by Section 409A of the Code and the regulations and other guidance promulgated thereunder.

5.	The Company will establish a bookkeeping account to reflect the number of shares of Common Stock that Employee may acquire pursuant to the RSUs and the fair market value of such shares of Common Stock that are subject to this Election Agreement.

6.	This Election Agreement shall be construed and administered according to the internal laws of the State of California, without regard to its conflicts of laws principles.
IV. Authorization and Signature
By completing and executing this Election Agreement, Employee authorizes the Company to defer or not defer, as applicable, the issuance of the shares subject to the RSU award. Employee acknowledges that the Company has not made any representations concerning future performance of the Company’s Common Stock. Further, Employee has not relied upon advice from the Company in making Employee’s election. Additionally, Employee acknowledges that the terms of the Deferred Compensation Plan document, as reasonably interpreted by the Company, governs all aspects of this election. By executing this Election Agreement, the Employee hereby acknowledges his or her understanding of and agreement with all the terms and provisions set forth herein.

•
Signature of Employee	Date

Exhibit C
Beneficiary Designation
Personal Information

Last	First	Middle Initial	Social Security Number

I hereby designate the following Beneficiary(ies) to receive any benefit payable under the Plan by reason of my death, as provided in the Plan document.

Primary Beneficiary(ies)

Beneficiary		Percentage

Relationship to Participant		Social Security Number

Beneficiary		Percentage

Relationship to Participant		Social Security Number

Beneficiary		Percentage

Relationship to Participant		Social Security Number

Beneficiary		Percentage

Relationship to Participant		Social Security Number

Contingent Beneficiary(ies)

Beneficiary		Percentage

Relationship to Participant		Social Security Number

Beneficiary		Percentage

Relationship to Participant		Social Security Number

Please Sign Below
If no percentage is indicated, all beneficiaries will be deemed to have an equal interest in the benefits payable under the Plan.

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Signature of Employee	Date